Leases	12 Months Ended
Oct. 29, 2016
Leases [Abstract]
Leases

Note 10. Leases

Certain administrative and production facilities and equipment are leased under long-term, non-cancelable operating lease agreements. Most leases contain renewal options for varying periods. Leases generally require the Company to pay for insurance, taxes and maintenance of the property. See Note 19 for related party disclosures relating to leases.

Total rental expenses for property, plant and equipment charged to operations under non-cancelable operating leases was $3,706, $2,612 and $2,941 during fiscal years 2016, 2015 and 2014, respectively.

Future minimum lease payments due under operating leases for the subsequent five fiscal years, are as follows:

2017	2,471
2018	2,164
2019	1,834
2020	1,370
2021	1,090
Thereafter	836